SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): February 21, 2003


                           Burlington Industries, Inc.
               (Exact Name of Registrant as Specified in Charter)


         Delaware               1-10984                     56-1584586
(State or Other Jurisdiction  (Commission                 (IRS Employer
      of Incorporation)       File Number)              Identification No.)


                           3330 West Friendly Avenue
                             Greensboro, N.C. 27410
              (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: 336-379-2000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure

         On February 21, 2003, in connection with the filing of the Form 10-Q/A of Burlington Industries, Inc. (the "Company"), which form amended the Form 10-Q for the quarter ended December 28, 2002 (the "Report"), the Chief Executive Officer and the Chief Financial Officer of the Company each certified, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                           BURLINGTON INDUSTRIES, INC.


                                             /s/ John D. Englar
                                    By:     -------------------------------
                                             Name: John D. Englar
                                             Title:  Senior Vice President



Date:  February 21, 2003